Exhibit 99.1

Gateway to Renewable Chemicals and Hydrocarbon Fuels

Corporate Update

June 29-30, 2011

Safe Harbor Statement

Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities

Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: our ability to acquire access to and retrofit existing ethanol production facilities; the expected cost-competitiveness and relative performance attributes of isobutanol and the products derived from it; the expected applications of isobutanol and addressable markets; the availability of suitable and cost competitive feedstocks; our ability to utilize agricultural residues and other cellulosic feedstocks in the future; our ability to produce and sell co-products of isobutanol production as a fertilizer or animal feedstock; the future price and volatility of corn and other renewable feedstocks; the future price and volatility of petroleum; the expected economics of the joint venture with Redfield Energy, LLC; and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of our management and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and we assume no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, these statements involve many risks and uncertainties that may cause our actual results to differ from what may be expressed or implied in our forward-looking statements. For a discussion of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the risk disclosures in the Annual Report on Form 10-K of the Company for the year ended December 31, 2010, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the Securities and Exchange Commission by the Company.

This presentation is based on information that is generally available to the public and does not contain any material, non-public information. This presentation has been prepared solely for informational purposes and is neither an offer to purchase nor a solicitation of an offer to sell securities.

2 © 2011 Gevo, Inc.

Existing Markets and Platform Molecule

Feedstock Flexibility

Today



Corn



Sugar Cane

Future



Agricultural Residue



Wood

Retrofit



Proprietary Platform: Yeast



Proprietary Separation Unit

Isobutanol



Chemicals (1 Bgpy)
- Chemical-grade isobutanol (e.g. solvents, paints)



Fuels (40 Bgpy)
- High octane, low RVP blendstock

41 Bgpy demand



"Off the shelf" petrochemical processes

Isobutanol Derivatives



Chemicals (67 Bgpy)
- Rubber
- PMMA
- Propylene
- Polyesters (p-xylene)



Fuels (927 Bgpy)
- Gasoline (specialty blendstocks)
- Jet fuel
- Diesel

~1 trillion gallons additional demand

3 © 2011 Gevo, Inc. Source: ICIS, CMAI, EIA, USDA, Neste Oil, OPIS, The Ethanol Monitor

gevo

Addressable Markets With Drop-In Solutions

SOLVENTS

>$5 BILLION MARKET

Regulatory: No approval required

Market Use: Immediate

RUBBER AND LUBRICANTS

>$5 BILLION MARKET

Regulatory: No approval required

Market Use: 1 step required (dehydration)

BIOJET

>$160 BILLION MARKET

Regulatory: ASTM Certification underway

Planned completion 2013

Market Use: Integrated facility required (standard)

GASOLINE BLENDSTOCKS

>$125 BILLION TOTAL

MARKET

>$5 BILLION INITIAL

MARKET (specialty)

Regulatory: EPA Approved for isobutanol blend with gasoline up to 12.5% Market Use: Immediate

Source: ICIS, CMAI, EIA, USDA, Neste Oil, OPIS, The Ethanol Monitor

4 © 2011 Gevo, Inc.

Meeting Market Demand: Four Carbon Molecules

Fundamental market shifts provide void for Gevo to fill

Nat. gas expected to continue to be cheap

Market participants agree and are investing billions

Switch to NGL crackers expected to result in C4 shortage

($/MMBTU)

$25 $20 $15 $10 $5 $0

1990 1995 2000 2005 2010 2015 2020 2025 2030 2035

2015: $11/MMBTU difference

Natural Gas

Oil

Source: EIA Annual Energy Outlook 2011

5	© 2011 Gevo, Inc.

Meeting Market Demand: Four Carbon Molecules

Fundamental market shifts provide void for Gevo to fill

Nat. gas expected to continue to be cheap

Market participants agree and are investing billions

Switch to NGL crackers expected to result in C4 shortage

Shell - June 2011

Announced world scale ethylene cracker for Marcellus Shale region (>$1 billion investment and 3-5 year construction project)

DOW Chem. - April 2011

Announced world scale ethylene cracker for startup in 2017 and will use feedstock from Marcellus and Eagle Ford shale regions

William Cos. - March 2011

“Shale gas is positioned to create a renaissance in the industry … We’re talking about 100 years of supply”

– CEO at CMAI Houston conference

6	© 2011 Gevo, Inc.

Meeting Market Demand: Four Carbon Molecules

Fundamental market shifts provide void for Gevo to fill

Nat. gas expected to continue to be cheap

Market participants agree and are investing billions

Switch to NGL crackers expected to result in C4 shortage

Historical

Expected

~81% shrink in C4s produced

Naphtha & Gas Oil

NGLs

Ethylene Propylene C4s Pyrolysis Gasoline Other

Source: Adapted from CMAI

7	© 2011 Gevo, Inc.

Isobutanol: A Gateway Molecule

7	building blocks from which hydrocarbon fuels / chemicals are made

Ethylene (2 carbons)

Propylene (3 carbons)

Butylene (4 carbons)

Butadiene (4 carbons)

Benzene (6 carbons)

Toulene (7 carbons)

Xylene (8 carbons)

We believe isobutanol can be converted into 5 of the 7 building blocks of the petrochemical industry using standard industry practices

Green building blocks are expected to enable 100% of all hydrocarbons and 40% of all petrochemicals

Ethylene

Propylene

Butylene

Butadiene

Benzene

Toulene

Xylene

Plastics

Plastics

Solvents

Rubber

Pharmaceuticals

Rubber

Plastics Foams / Fibers

Solvents

Fuels

Fuels

Plastics / Fibers

8	© 2011 Gevo, Inc.

Petrochemical Industry Map


Hydrocarbon Fuels
Diesel
Gasoline
Jet Fuel
Chemicals and Materials
Polyethylene
MTBE
EDC
Vinyl Chloride
Poly(vinyl cloride)
Ethylene Oxide
Ethylene Glycol
Polyester
alpha-Olefin
Ethanol
Isobutene
Polyisobutylene
Steam Cracking
Olefins
Ethylene
Propylene
Butylenes
Butadiene
Polypropylene
Propylene Oxide
Polyols
Acrylonitrile
Polyacrylonitrile
Polybutadiene
Pyrolysis Gasoline
Cumene
Phenol
Acetone
Butadiene-Styrene
Polystyrene
Ethyl Benzene
Styrene
ABS
Methyl Methacrylate
SB Latex
Adipic Acid
Nylon 66
Naphtha
Aromatics
Benzene
Cyclohexane
Caprolactam
Nylon 6
Toluene
Toluene Diamine
Toluene Diisocyanate
Polyurethane
ortho-Xylene
Phthalic Anhydride
Plasticizers
Xylenes
meta-Xylene
Isophthalic Acid
Unsaturated Polyesters
para-Xylene
Terephthalic Acid
Polyesters (PET)

Source: Adapted from Nexant

9
© 2011 Gevo, Inc.

Isobutanol: A Gateway to Chemicals and Fuels



CO_2 +
Hydrocarbon Fuels
Diesel
Gasoline
Jet Fuel
Chemicals and Materials
Polyethylene
MTBE
EDC
Vinyl Chloride
Poly(vinyl cloride)
Ethylene Oxide
Ethylene Glycol
Polyester
alpha-Olefin
Ethanol
Isobutene
Polyisobutylene
Steam Cracking
Olefins
Ethylene
Propylene
Butylenes
Butadiene
Polypropylene
Propylene Oxide
Polyols
Acrylonitrile
Polyacrylonitrile
Polybutadiene
Butadiene-Styrene
Pyrolysis Gasoline
Cumene
Phenol
Acetone
Polystyrene
Ethyl Benzene
Styrene
ABS
Methyl Methacrylate
SB Latex
Adipic Acid
Nylon 66
Naphtha
Aromatics
Benzene
Cyclohexane
Caprolactam
Nylon 6
Toluene
Toluene Diamine
Toluene Diisocyanate
Polyurethane
ortho-Xylene
Phthalic Anhydride
Plasticizers
Xylenes
meta-Xylene
Isophthalic Acid
Unsaturated Polyesters
para-Xylene
Terephthalic Acid
Polyesters (PET)

Source: Adapted from Nexant
Note: Chemicals shaded green denote those which can be made from isobutanol-derived building blocks.

10
© 2011 Gevo, Inc.
gevo

Historically Cost Competitive With Lower Volatility

Expected to enable “greening” of industry and entice customers

Difference in Estimated Cost & Historical Pricing: Petro-Isobutanol vs Bio-Isobutanol

(comparison by Month)

US$ / Gallon Cash

9.00 8.00 7.00 6.00 5.00 4.00 3.00 2.00 1.00 0.00

2006 2010

USGC IBA Sale Price

Petro-IBA cost

Bio-IBA cost

Avg. diff. = $3.83/gal

Butene Cost Volatility

(Month to Month Variability)

US$ / Gallons Cash US$ / Gallon

1.50

1.00

0.50

0.00 -0.50 -1.00

-1.50

1.50 1.00 0.50 0.00 -0.50 -1.00 -1.50

2006 2010

Bio-Butene

St. Dev.: 8.7%

Petro-Butene

2006 2010

St. Dev.: 18.0%

Source: EIA, Nexant, CMAI, ICIS, Gevo; Bio-isobutanol based on CBOT corn

11 © 2011 Gevo, Inc.

Net Carbohydrate Costs

Gevo plans to produce renewable chemicals, fuels and animal feed

Maximizing value of animal feed decreases net cost to produce IBA

1 bushel

Corn

2.1 gallons

Isobutanol

18 lbs

Animal Feed

Example Calculation

$/bu corn $6.50

Less: Animal feed co-product netback ($/bu corn) (1.67) 18 lbs/bu @ 80% price/bu corn

Net starch cost ($/bu corn less co-product netback) $4.83

Gal/bu yield 2.1 Conservative IBA gal/bu yield

Feedstock contribution cost / gal $2.30

$/MT Fermentable Sugar $293 33 lbs starch/bu and 1.1 lbs dextrose / lb starch

Sensitivity Table

Corn Cost ($/bu) $4.00 $5.00 $6.00 $7.00 Co-product netback ($/bu) $1.03 $1.29 $1.54 $1.80 Feedstock Contr. ($/gal) $1.41 $1.77 $2.12 $2.48 $/MT Fermentable Sugar $180 $226 $271 $316

Note: Gevo expected gal/bu isobutanol yield. Lbs/bu animal feed adapted from Iowa Corn Growers Association estimate for ethanol.

12 © 2011 Gevo, Inc.

Protected on the Downside, Significant Upside

Market opportunity driven by spread between starch and oil

LOWER OIL CURRENT HIGHER OIL

Oil (MT)

$445 $668 $1,002

($60/bbl) ($90/bbl) ($135/bbl)

Starches (MT)

$246 $291 $335

($5.50/bu corn) ($6.50/bu corn) ($7.50/bu corn)

MT Ratio (oil/starch)

1.8 2.3 3.0

Addressable Markets

$10 B >$40 B >$3,000 B

Size of Gevo market opportunity depends on spread of oil to starch

Note: The lowest the ratio has been in last 10 years is 1.5 (Dec 2001 – Jan 2002)

Calculation shortcuts: $/MT oil = 7.3 X $/bbl oil $/MT starch = 44.7 X $/bu corn

13 © 2011 Gevo, Inc.

Low Carbon Alternative

Expected to enable advanced biofuel from feedstocks already in use

Projected Lifecycle Greenhouse Emissions Using EPA Methods

(Includes Indirect Land Use)

50% Reduction

Gasoline Ethanol Isobutanol

Isobutanol w/Green Energy (Biomass CHP / anaerobic digestion)

Isobutanol w/Cellulosic Feedstock

Source: EPA, WSP Environment and Energy

Expected to result in $0.90+/gal of incremental value

Note: Not included in Gevo base case.

Incremental value based on advanced vs. renewable RIN value multiplied by 1.3 (isobutanol RINs / gallon produced) as of June 22, 2011.

14 © 2011 Gevo, Inc.

Actively Managing the Risks

RISK FACTOR

New Molecule

Economic Performance

Capital Intensity

Scale Up / Robust Process

Government Subsidies

Limited Feedstock Options

Single Market Dependence

RISK MITIGATION

Use an already known, true “drop-in”

Replacing lost molecules

Anticipated Highest Yield Processes Expected to Result in Lowest Cost

Retrofit Existing Assets

Use Industrially Proven Yeast / Processes

No Mandates or Subsidies Expected to be Needed Expected to Enable any Fermentable Feedstock

Platform Molecule with Multiple Markets

15 © 2011 Gevo, Inc.

Proven Leaders in Commercializing Industrial Biotechnology

Patrick Gruber, Ph.D.

CEO

David Glassner, Ph.D.

EVP-Technology

Mike Slaney

EVP-Upstream Development

Christopher Ryan, Ph.D.

EVP-Business Development

Mark Smith

CFO

David Black

EVP-Upstream Development

Gevo staff has over 400 years of directly relevant industrial experience in the development and commercialization of industrial biotechnology

16 © 2011 Gevo, Inc.

Economics Remain Attractive as Volume Ramps

Isobutanol Target Production Volume

(MGPY)

Target Plants in at Year End

Isobutanol Target Selling Price ($)

Target Gross Margin (%)

Target EBITDA Margin (%)

2012 2013 2014 2015

10-20 80-100 ~350 ~200

2 4 6 9

3.20-3.50 3.05-3.40 3.05-3.40 2.95-3.40

24-26 24-26 24-26 24-26

13-15 15-18

na 8-10 13-15 15-18

The projected growth of our production volumes, selling price and gross margin percentages depicted above reflect our targets based on the estimates of our management and there can be no assurance that we will be able to reach our targeted levels of production, selling price and gross margin percentages in the time period depicted above, or at all.

17 © 2011 Gevo, Inc.

Technology

Commercial Targets Achieved

Enables Large Scale, Cost Effective Fermentation

92% 94% 105 g/l107 g/l 2 g/l/h 2 g/l/h

Target

Achieved

Target

Achieved

Target

Achieved

Yield Concentration Rate

Gevo’s Proprietary Yeast

Isobutanol

Sugars

19 © 2011 Gevo, Inc.

Proven Technology Ready for Commercialization

Complete Complete In Progress

10,000X 18X

100 GPY1 MGPY 18 MGPY

Mini Plant/Denver, CO

Demo Plant/St. Joseph, MO Started-up in Sept 2009

Commercial Plant #1/Luverne, MNPlanned to start-up 1st half of 2012

20 © 2011 Gevo, Inc.

Low Cost Retrofit Expected

Plant Capacity	Projected Retrofit Cost
22 MGPY	~$0.77/gal
50 MGPY	~$0.48/gal
100 MGPY	~$0.40/gal


Isobutanol
Water

Gevo's Integrated Fermentation Technology (GIFT®)


BEFORE
Luverne, MN


AFTER

21
© 2011 Gevo, Inc.

Finished Hydrocarbon:

Expected Highest Yield/Lowest Capital Cost

YIELD

Hydrocarbon Gallons/MT Sugar

40 66 85 88 108 101

Algae Oil Catalytic Cracking Farnesene Ferment. Diesel Max Theoretical Shown

TOTAL CAPITAL COST

Finished Hydrocarbon $/gal

$9.15

Downstream capital Plant capital

$5.60 $5.80

$3.75

$1.30

Farnesene Algae Oil Ferment. Diesel Catalytic Cracking

(1) Process yields were assumed at 95% for anaerobic processes and 90% for aerobic processes. Adapted from: Dumesic, JA “Catalytic Strategies for Changing the Energy Content and Achieving C-C Coupling in Biomass-Derived Oxygenated Hydrocarbons” Chemsuschem 2008, 1, 725-733 Keasling, JD, “Biosynthesis of Plant Isoprenoids: Perspectives for Microbial Engineering,” Annual Review of Plant Biology 2009, 60, 335-355. Rude, MA “New Microbial Fuels: a Biotech Perspective” Current Opinion in Microbiology 2009, 12, 274-281.

Capital costs based on public data, Wall Street estimates and Gevo estimates.

22 © 2011 Gevo, Inc.

Business Plan Margins Backed By Strong IP Portfolio

TECHNOLOGY

PATENTS AND APPLICATIONS

Synthetic Biology and Yeast 204

GIFT™ and Process 28

Products and Chemistry 40

Note: As of May 12, 2011

23 © 2011 Gevo, Inc.

Market Detail

Solvents Market: Same Molecule Lower Price

Addressable Market

Molecule

Market Drivers

Market Price Point

>$5 Billion (butanols)

Isobutanol

Lower cost and volatility Lower carbon footprint

$4.75 - $5.25/gallon

Regulatory Approvals

None Needed

Distributor

End users

Existing butanol users, Sasol customers

Specification set

Qualifying Gevo isobutanol

Source: ICIS. As of March 2011.

25 © 2011 Gevo, Inc.

Rubber/Lubricant Market: Diversification of Supply

Addressable Market >$5 Billion

Molecule Isobutylene

Reduce price volatility

Market Drivers

Increase supply certainty

Market Price Point $4.00 - $5.30/gallon isobutylene

Regulatory Approvals

None Needed

Isobutanol Conversion

End users

Various LXS Customers

Proven isobutanol to butene, rubber

Developing commercial engineering data

Source: CMAI, EIA. As of March 2011

26 © 2011 Gevo, Inc.

Jet Market: Drop-in Fuel, End-User Pull

Addressable Market >$160 Billion

Molecule Kerosene

Intense international pressure on GHG’s

Market Drivers

Economic alternative to expensive oil

Market Price Point >$5.00/gal (for Bio-Jet)

Certification

Jet Process Engineering

Isobutanol Conversion

A Top 5 US Refiner

Jet End User

In progress

USAF Tier 2 complete

Piloting

Engineering

Planning for manufacturing

Market Pull

Source: USDA, Neste Oil. As of March 2011.

27 © 2011 Gevo, Inc.

Specialty Gasoline Blendstocks

Addressable Market >$5 Billion

Molecule Isobutanol

Biofuel Mandates, Low Vapor Pressure

Market Drivers

Drop-in Fuel, Potential for Advanced Biofuel

Market Price Point $3.15 - $3.45/gal

Regulatory Approvals

EPA approved for gasoline

Fuel Manufacturers

Gasoline blenders

Refinery specific blend studies ongoing

Source: OPIS, The Ethanol Monitor. As of March 2011.

28 © 2011 Gevo, Inc.

.

Appendix A:

Redfield Energy Joint Venture

gevo

Redfield Energy Plant Overview

Capacity	50 MGPY ETOH / 38 MGPY IBA
Technology	ICM built 2007
Estimated cash cost to produce (excl. freight & $6.50/bu CBOT)	$2.66/gal isobutanol (ASP estimated at ~$3.50/gal)
Corn basis	$0.50/bu under CBOT (last 24 months)
Rail	Burlington Northern Santa Fe
Debt, net (as of 5/31/2011)	$10.3 mm ($0.21/gal ethanol)

Redfield, SD



Bushels
Not Estimated
< 1,000,000
1,000,000 - 4,999,999
5,000,000 - 9,999,999
10,000,000 - 14,999,999
15,000,000 - 19,999,999
20,000,000 +

2010 Corn Production Acreage by County
Source: USDA



North Dakota
South Dakota
Minnesota
Wisconsin
Iowa
Nebraska
Kansas
Missouri
Illinois
-.58 or lower
-.57 to -.53
-.52 to -.48
-.47 to -.43
-.42 to -.38
-.37 to -.33
-.32 to -.28
-.27 to -.23
-.22 to -.18
-.17 to -.13
-.12 to -.08
-.07 to -.03
-.02 to .03
.04 to .08
.09 to .13
.14 to .17
.18 or higher
Corn Basis

Corn Basis by County (June 14, 2011)
Source: Telvent DTN

30 © 2011 Gevo, Inc.

gevo

Exceeds Target Criteria

CRITERIA REDFIELD

Technology Leader ICM technology

New, high efficiency plant

Members required to deliver 55% of plant Feedstock requirements, Coop relationship provides rest

Great corn basis

Low-Cost Producer Cost to produce $0.10-$0.15/gal IBA better than Gevo IPO projections

Averaged $0.26/gal ethanol EBITDA

Industry Leader last 24 mos(1)

Low leverage

(1) As of May 2011.

31 © 2011 Gevo, Inc.

Transaction Highlights

Expect isobutanol production to begin Q4 2012

JOINT VENTURE

REDFIELD ENERGY LLC.

100% of retrofit capital

No economic interest until isobutanol production begins

EXISTING MEMBERS

REDFIELD ENERGY LLC.

Contribute facility

100% economic interest until isobutanol production begins

32 © 2011 Gevo, Inc.

Transaction Highlights

Strong first JV deal economics

Gevo expects to improve terms for future transactions

JOINT VENTURE

REDFIELD ENERGY LLC.

gevo

Isobutanol cash flow split expected to be >50% through combination of equity interest and technology / marketing fees

Implied $/gal “buy-in” valuation significantly better than IPO projections

2.5 year payback on retrofit

EXISTING MEMBERS

REDFIELD ENERGY LLC.

Expect increase in margin vs. ethanol

Note: Gevo current forward projections. Based on the estimates of our management and there can be no assurance that the projections will be achieved.

33 © 2011 Gevo, Inc.

Appendix B: Additional Slides

gevo

Key Milestones

Scaled up GIFT™ in Demo Plant

Proved Yeast Commercial Performance

Non-binding Offtake LOIs through 2015 production

Purchased 1st Commercial Plant

1st Cellulosic Hydrocarbons Produced

2011

1st Half

Begin retrofit of Luverne

Complete Plant 2 joint venture agreement

2nd Half

Announce customer agreements

Engineering for plant 2 projected to begin

2012

1st Half

Commercial sales from Luverne projected to begin

2nd Half

Commercial sales from plant 2 projected to begin

By end of year estimated to have positive monthly EBITDA

35 © 2011 Gevo, Inc.

Isobutanol Solves Biofuel Corrosion Issue

2.00 mm

2.00 mm

Stress Corrosion Cracking (SCC) with E10

No Stress Corrosion Cracking (SCC) (12.5% Isobutanol)

Gevo has completed preliminary testing with DNV (Det Norske Veritas) on SCC and elastomeric compatibility

36 © 2011 Gevo, Inc.

Isobutanol Compatible with Infrastructure

When contacted with water, ethanol in E10 migrates into water, changing the performance and quality of the gasoline.

Isobutanol acts like a hydrocarbon; it stays in the gasoline even when contacted with water

Gasoline with 10% Water

Isobutanol blended Gasoline with 10% Water

Ethanol blended Gasoline with 10% Water

37 © 2011 Gevo, Inc.

Future Feedstocks and Cellulosic Isobutanol

Agricultural Residue

Cellulosic Sugar Production

Cellulosic Isobutanol Yeast

Wood

Gevo has an LOI to license the technology

JDA for cellulosic yeast

Gevo has an exclusive license to Cargill’s cellulosic yeast portfolio for mixed sugar conversion into butanols

Isobutanol

The ICM Demo Plant is Co-located with Gevo Demo Plant

Cellulosic sugars already tested at lab scale Scheduled for testing in Gevo Demo Plant 1H12

38 © 2011 Gevo, Inc.

Sugar Cost Comparison

Cents per lb

40 35 30 25 20 15 10 5 0

Jan-08

Mar-08

May-08

Jul-08

Sep-08

Nov-08

Jan-09

Mar-09

May-09

Jul-09

Sep-09

Nov-09

Jan-10

Mar-10

May-10

Jul-10

Sep-10

Nov-10

Jan-11

Mar-11

May-11

Net Starch Cost (Ct/lb) Dextrose Price (Ct/lb) World Sugar (Ct/lb) Sugar Cane (Ct/lb)

39 © 2011 Gevo, Inc.